EXHIBIT 99.1

FORM OF LETTER OF TRANSMITTAL

ALBERTSONS COMPANIES, LLC

NEW ALBERTSON’S, INC.

SAFEWAY, INC.

ALBERTSON’S LLC

AND THE ADDITIONAL ISSUERS

OFFER TO EXCHANGE THEIR

6.625% SENIOR NOTES

DUE 2024, WHICH HAVE BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “NEW 2024 NOTES”),

FOR ALL OF THEIR OUTSTANDING

6.625% SENIOR NOTES DUE 2024 (THE “ORIGINAL 2024 NOTES”)

AND

5.750% SENIOR NOTES

DUE 2025, WHICH HAVE BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(TOGETHER WITH THE NEW 2024 NOTES, THE “NEW NOTES”)

FOR ALL OF THEIR OUTSTANDING

5.750% SENIOR NOTES DUE 2025

(TOGETHER WITH THE ORIGINAL 2024 NOTES, THE “ORIGINAL NOTES”)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M, NEW YORK CITY TIME, ON            , 2017, UNLESS EXTENDED BY THE ISSUERS (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:

Wilmington Trust, National Association, as Exchange Agent

By Registered or Certified Mail; Hand or Overnight Delivery:

WILMINGTON TRUST, NATIONAL ASSOCIATION

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1626

Attention: Workflow Management—5th Floor

By Facsimile Transmission

(Eligible Institutions Only)

(302) 636-4139

Attn: Workflow Management—5th Floor

For Information or to Confirm by Telephone Call

(302) 636-6470

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Albertsons Companies, LLC (“ACL”), on behalf of the Issuers, reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. ACL shall notify the holders of the Original Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be completed by a holder of Original Notes. Tender of Original Notes is to be made (i) according to the Automated Tender Offer Program (“ATOP”), of the Depository Trust Company (“DTC”), pursuant to the procedures set forth in ACL’s Prospectus dated              , 2017 (the “Prospectus”), receipt of which is hereby acknowledged, under the caption “The Exchange Offer—Procedures for Tendering,” or (ii) pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer—Guaranteed Delivery Procedures.” DTC participants that are accepting the exchange offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s DTC account. DTC will then send a computer generated message known as an “agent’s message” to the exchange agent for its acceptance. For you to validly tender your Original Notes in the exchange offer, the exchange agent must receive, prior to the Expiration Date, an agent’s message under the ATOP procedures that confirms that:

•	DTC has received your instructions to tender your Original Notes; and

•	you agree to be bound by the terms of this Letter of Transmittal,

or you must comply with the guaranteed delivery procedures set forth below.

BY USING THE ATOP PROCEDURES TO TENDER ORIGINAL NOTES, YOU WILL NOT BE REQUIRED TO DELIVER THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT. HOWEVER, YOU WILL BE BOUND BY ITS TERMS, AND YOU WILL BE DEEMED TO HAVE MADE THE ACKNOWLEDGEMENTS AND THE REPRESENTATIONS AND WARRANTIES IT CONTAINS, JUST AS IF YOU HAD SIGNED IT.

If a holder of Original Notes desires to tender his, her, or its Original Notes for exchange and, at or before the Expiration Date, the procedures for book-entry transfer cannot be completed, then such holder may effect a tender of Original Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer — Guaranteed Delivery Procedures.”

Persons who are beneficial owners of Original Notes but are not registered holders and who desire to tender Original Notes should contact the registered holder of such Original Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Indicate whether Original 2024 Notes or Original 2025 Notes	2 Aggregate Principal Amount of Original Note(s)	3 Principal Amount Tendered*

Total

*	Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

START HERE

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code
Number:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Address:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name:

Address:

Ladies and Gentlemen:

The undersigned hereby tenders to Albertsons Companies, LLC, New Albertson’s, Inc., Safeway Inc., Albertson’s LLC and the Additional Issuers under the Original Notes (collectively, the “Issuers”) the aggregate principal amount of Original Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Issuers’ Prospectus dated              , 2017 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange (i) $1,000 principal amount of their 6.625% Senior Notes due 2024 (the “New 2024 Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for each $1,000 principal amount of their issued and outstanding 6.625% Senior Notes due 2024 (the “Original 2024 Notes”) and (ii) $1,000 principal amount of their 5.750% Senior Notes due 2025 (together with the New 2024 Notes, the “New Notes”), which have been registered under the Securities Act, for each $1,000 principal amount of their issued and outstanding 5.750% Senior Notes due 2025 (together with the Original 2024 Notes, the “Original Notes”). Capitalized terms which are not defined herein are used herein as defined in the Prospectus.

Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers, all right, title and interest in and to such Original Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent the attorney-in-fact of the undersigned with respect to such Original Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a) transfer ownership of such Original Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Issuers, upon receipt by the Exchange Agent, as the undersigned’s agent, of the same aggregate principal amount of New Notes; and

(b) receive, for the account of the Issuers, all benefits and otherwise exercise, for the account of the Issuers, all rights of beneficial ownership of the Original Notes tendered hereby in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Issuers will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Issuers.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers) as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned.

By tendering, each holder of the Original Notes who wishes to exchange Original Notes for the applicable New Notes in the Exchange Offer represents and acknowledges, for the holder and for each beneficial owner of such Original Notes, whether or not the beneficial owner is the holder, that: (i) the applicable New Notes to be acquired by the holder and each beneficial owner, if any, are being acquired in the ordinary course of business; (ii) neither the holder nor any beneficial owner is an affiliate, as defined in Rule 405 of the Securities Act, of the Issuers or any of the Issuers’ subsidiaries; (iii) any person participating in the Exchange Offer with the intention or purpose of distributing New Notes received in exchange for Original Notes will comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Notes acquired by such person; (iv) the holder and each beneficial owner, if any, are not participating, do not intend to participate and have no arrangement or understanding with any person to participate in any distribution of the New Notes received in exchange for Original Notes; and (v) if the holder is a broker-dealer that will receive New Notes for the holder’s own account in exchange for Original Notes, the Original Notes to be so exchanged were acquired by the holder as a result of market-making or other trading activities and the holder will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in the Exchange Offer. However, by so representing and acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

The Issuers have agreed that, subject to the provisions of the applicable Registration Rights Agreements, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for their own account as a result of market-making activities or other trading activities, for a period that will terminate when all registrable securities covered by the registration statement have been sold pursuant thereto (the “Effective Date”) (subject to extension under certain limited circumstances described in the Prospectus). In that regard, each broker-dealer who acquired Original Notes for their own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s message in lieu thereof, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which cause the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other event specified in the applicable Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuers have given notice that the sale of the New Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Issuers, or cause the Issuers to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer—Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above maintained at the Book-Entry Transfer Facility for any New Notes (and, if applicable, for any Original Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the applicable New Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETION.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Original Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Depository Trust Company (“DTC”) other than the account indicated above. ISSUE TO:

Name(s):
(PLEASE TYPE OR PRINT)

(PLEASE TYPE OR PRINT)

Address:

(ZIP CODE)

Taxpayer Identification Number (Social Security Number or Employer Identification Number)

Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number, if applicable)

THIS PAGE MUST BE COMPLETED BY ALL TENDERING HOLDERS

(Complete Accompanying Internal Revenue Service Form W-9 attached at the end of this Letter of Transmittal)

PLEASE SIGN HERE

SIGNATURE(S) OF OWNER(S)
Date , 2017

Area Code and Telephone Number:

If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Date , 20

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

I.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by holders of Original Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering.” A properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. BY USING THE AUTOMATED TENDER OFFER PROGRAM (“ATOP”) PROCEDURES TO TENDER ORIGINAL NOTES, YOU WILL NOT BE REQUIRED TO DELIVER THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT. HOWEVER, YOU WILL BE BOUND BY ITS TERMS, AND YOU WILL BE DEEMED TO HAVE MADE THE ACKNOWLEDGEMENTS AND THE REPRESENTATIONS AND WARRANTIES IT CONTAINS, JUST AS IF YOU HAD SIGNED IT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY ORIGINAL NOTES TO THE ISSUERS.

If holders desire to tender Original Notes for exchange pursuant to the Exchange Offer and, if at or before the Expiration Date, the procedures for book-entry transfer cannot be completed, such holder may effect a tender of Original Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” Pursuant to the guaranteed delivery procedures:

•	such tender must be made by or through an Eligible Institution;

•	on or prior to the Expiration Date, the Exchange Agent must receive from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder of the Original Notes and the principal amount of Original Notes tendered stating that the tender is being made thereby, and guaranteeing that, within three business days after the expiration date, the Letter of Transmittal, or facsimile thereof, together with any other document required by the Letter of Transmittal will be deposited by the eligible institution with the Exchange Agent; and

•	the properly completed and executed Letter of Transmittal, or facsimile thereof and all other documents required by the Letter of Transmittal must be received by the exchange agent within three business days after the expiration date.

See the section entitled “The Exchange Offer” of the Prospectus for more information.

II.	PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS.

Tenders of Original Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes—Principal Amount Tendered.” The untendered principal amount of the Original Notes will be credited to the DTC account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering,” the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers, in their sole discretion, whose determination shall be final and binding on all parties. None of the Issuers, any employees, agents, affiliates or assigns of the Issuers, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

III.	SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on a securities position listing without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such documents must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (EACH AN “ELIGIBLE INSTITUTION”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE ORIGINAL NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF

ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH ORIGINAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

IV	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

If the New Notes are to be issued or if any Original Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

V.	INTERNAL REVENUE SERVICE FORM W-9.

The holder tendering Original Notes in exchange for New Notes is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”) on Internal Revenue Service Form W-9, which is provided below. FAILURE TO PROVIDE THE CORRECT INFORMATION ON THE FORM OR AN ADEQUATE BASIS FOR AN EXEMPTION MAY SUBJECT THE HOLDER TO A $50 OR $500 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. WILLFULLY FALSIFYING CERTIFICATIONS OR AFFIRMATIONS MAY RESULT IN CRIMINAL PENALTIES. IN ADDITION, BACKUP WITHHOLDING AT THE RATE OF 28% MAY BE IMPOSED UPON ANY PAYMENTS OF PRINCIPAL OF, AND INTEREST ON, AND THE PROCEEDS OF DISPOSITION OF, A NEW NOTE. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED. Write “Applied For” in the space for the TIN if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent, if appropriate, will withhold 28% of any payments of principal of and interest on, and the proceeds of disposition of, a New Note until a TIN is provided to the Exchange Agent.

Exempt holders are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt holder should enter its correct TIN in Part I of the Internal Revenue Service Form W-9, circle the appropriate portion of Part II of such form, and sign and date the form. See the enclosed Internal Revenue Service Form W-9 for additional instructions. In order for a non-resident alien or foreign entity to qualify as an exempt recipient, such person must submit a completed and appropriate Form W-8, or successor form, signed under penalties of perjury, attesting to the individual’s exempt status. Such forms can be obtained from the Exchange Agent.

The holder is required to give the Exchange Agent the TIN of the record owner of the Original Notes. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the instructions to the Internal Revenue Service Form W-9 for additional guidance on which TIN to report.

VI.	TRANSFER TAXES.

The Issuers will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Original Notes not exchanged are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

VII.	DETERMINATION OF VALIDITY.

The Issuers will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuers, be unlawful. The Issuers also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption “The Exchange Offer” or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Original Notes, none of the Issuers, any employees, agents, affiliates or assigns of the Issuers, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

VIII. NO CONDITIONAL TENDERS.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

IX. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Print or type. Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
	☐Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

4 Exemptions (codes apply only to

certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)
Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside
the U.S.)

☐Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶
	5 Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it  is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page  3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

•	Form 1099-INT (interest earned or paid)

•	Form 1099-DIV (dividends, including those from stocks or mutual funds)

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•	Form 1099-S (proceeds from real estate transactions)

•	Form 1099-K (merchant card and third party network transactions)
•	Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•	Form 1099-C (canceled debt)

•	Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

•	Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•	Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•	Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•	Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i) (A))	The grantor*

	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity [4]

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.
*	Note. Grantor must also provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.